UNITED STATES
		     SECURITIES AND EXCHANGE COMMISSION
			 WASHINGTON, D.C. 20549

			       FORM 8-K

			      CURRENT REPORT

		    Pursuant to Section 13 or 15 (d) of the
		       Securities Exchange Act of 1934

		Date of Report  (Dates of earliest event reported):
			    October 10, 2000

				   CACHE INC.
	      ------------------------------------------------------
	      (Exact name of registrant as specified in its charter)


Florida                       0-10345                       59-1588181
-----------------       ------------------------      ---------------------
(State or other         (Commission File Number)      (IRS Employer
 jurisdiction of                                       Identification
 Incorporation)                                        Number)


		  1460 Broadway, New York, New York 10036
		  ----------------------------------------
		  (Address of principal executive offices)

		 Registrant's telephone number: (212) 575-3200







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ITEM 5.    OTHER EVENTS

     As announced in a press release dated October 10, 2000, Brian Woolf has been appointed Chairman and Chief Executive Officer and Thomas Reinckens was promoted to President and Chief Operating Officer, effective as of October 10, 2000. Andrew Saul, Cache's former chairman, will continue as a director of the company. The company also announced estimated earnings for Quarter ended September 30, 2000. A press release issued by the registrant on October 10, 2000, in which it announced the resignation, is attached hereto as
Exhibit 28.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

	(a)  Financial Statements of Businesses Acquired
	     None

	(b)  Pro Forma Financial Information
	     None

	(c)  Exhibits

	     28.1   Press release issued by Cache, Inc. on October 10, 2000








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				SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.



Dated: October 19, 2000        CACHE, INC.


			       By:  /s/ Thomas E. Reinckens
			       ----------------------------------------------
			       Thomas E. Reinckens
			       President and Chief Operating Officer
			       (Principal financial officer of the registrant)







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		   INDEX OF EXHIBITS



Exhibit      Description                                       Page
-------      ---------------------------------------         -------
28.1         Press Release issued by Cache, Inc                 5
	     on October 10, 2000









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			Exhibit 28.1


		      OCTOBER 10, 2000

		    FOR IMMEDIATE RELEASE

			 CACHE, INC.

		NASDAQ COMMON STOCK SYMBOL CACH

CACHE ANNOUNCES THE APPOINTMENT OF BRIAN WOOLF AS
CHAIRMAN AND CHIEF EXECUTIVE OFFICER AND ANNOUNCES
THOMAS REINCKENS PROMOTED TO PRESIDENT, CHIEF OPERATING
OFFICER

	New York, New York - - October 10, 2000 - Cache, Inc., (NASDAQ:CACH), a specialty chain of 211 women's apparel stores, announced today the appointment of Brian Woolf as Chairman and Chief Executive Officer. Mr Woolf joins Cache from Limited Stores where until recently he held the position Executive Vice President and General Merchandise Manager.

	Separately, the Company announced the appointment of Thomas Reinckens to the position of President, Chief Operating Officer. Mr. Reinckens previously held the position of Executive Vice President, Chief Financial Officer at Cache.

	Commenting on the executive changes at Cache, Andrew Saul, former Chairman,stated "the timing was right to add an executive with the extensive merchandising experience and leadership qualities Brian Woolf has. I believe the new executive team led by Brian and Tom will ultimately allow Cache to reach its true potential."

	The Saul family controls approximately 75.6% of the outstanding common stock of Cache. Andrew Saul will continue as a director of the company.

	The Company also announced its expects to report a quarterly loss for its third quarter, which ended on September 30, 2000, greater than the 8 cents per share third quarter loss in 1999. The Company expects its nine months results for the current year will be approximately break even as compared to a profit of $1,455,000, $.16 cents per share, in 1999. Despite the disappointing nine-month results, the Company anticipates results for the fourth quarter, traditionally its strongest quarter, will be profitable. Cache reported profits of $2,554,000, $.27 cents per share, in the fourth quarter of 1999.


For further information contact Thomas E. Reinckens, Cache, Inc. 1460 Broadway, New York, New York 10036, (212) 575-3426.



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